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Exhibit 32.2

SECTION 1350 CERTIFICATION

I, E. Wayne Stallings, Executive Vice President and Chief Financial Officer of Tri-S Security Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  The Annual Report on Form 10-K of the Company for the period ended December 31, 2004 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §§78m or 78o(d)); and

  2.
  The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2005

/s/ E. WAYNE STALLINGS E. Wayne Stallings, Chief Financial Officer

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  Exhibit 32.2
SECTION 1350 CERTIFICATION